Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 19,957	$ 17,484
Voyage and vessel expenses	9,311	9,315
Payroll and benefits	3,355	5,431
Other general expenses	3,069	2,785
Income tax payable and other	189	2,441
Total	$ 35,881	$ 37,456